Reinsurance	12 Months Ended
Dec. 31, 2017
Reinsurance Disclosures [Abstract]
Reinsurance
REINSURANCE
In the ordinary course of business, the Company is involved in both the assumption and cession of reinsurance with non-affiliated companies. The following table provides details of the reinsurance recoverables balance as of December 31:

	2017	2016
Ceded future policyholder benefits and expenses	$2,130.0	$2,150.0
Ceded unearned premium	27.1	27.7
Ceded claims and benefits payable	1,254.7	1,373.7
Ceded paid losses	12.7	13.6
Total	$3,424.5	$3,565.0

A key credit quality indicator for reinsurance recoverables is the A.M. Best financial strength ratings of the reinsurer. The A.M. Best ratings are an independent opinion of a reinsurer's ability to meet ongoing obligations to policyholders. The A.M. Best ratings for new reinsurance agreements where there is material credit exposure are reviewed at the time of execution. The A.M. Best ratings for existing reinsurance agreements are reviewed on a periodic basis, at least annually. The following table provides the reinsurance recoverable as of December 31, 2017 grouped by A.M. Best rating:

A. M. Best ratings of reinsurer	Ceded future policyholder benefits and expense	Ceded unearned premiums	Ceded claims and benefits payable	Ceded paid losses	Total
A++ or A+	$1,531.9	$26.8	$1,233.7	$12.4	$2,804.8
A or A–	68.4	0.2	1.2	—	69.8
B++ or B+	529.4	0.1	19.8	0.3	549.6
Not rated	0.3	—	—	—	0.3
Total Reinsurance recoverable	$2,130.0	$27.1	$1,254.7	$12.7	$3,424.5

The A.M. Best financial strength ratings for Sun Life, The Hartford Life and John Hancock, the reinsurers with the largest reinsurance recoverable balances, are A+, B++ and A+, respectively as of December 31, 2017. A.M. Best currently maintains a stable outlook on the financial strength ratings of Sun Life and John Hancock. The A.M. Best ratings for The Hartford are currently under review with developing implications. The total amount of recoverable for these three reinsurers is $3.35 billion as of December 31, 2017. Most of the assets backing reserves relating to reinsurance recoverables from these counterparties are held in trust.
An allowance for doubtful accounts related to reinsurance recoverables is recorded on the basis of periodic evaluations of balances due from reinsurers (net of collateral), reinsurer solvency, management's experience and current economic conditions. As of December 31, 2017, the Company does not have an allowance for doubtful accounts balance for these reinsurance recoverables.
The effect of reinsurance on premiums earned and benefits incurred was as follows:

	Years Ended December 31,
	2017			2016			2015
	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total	Long Duration	Short Duration	Total
Direct earned premiums	$198.0	$756.9	$954.9	$213.7	$808.0	$1,021.7	$209.4	$843.0	$1,052.4
Premiums assumed	3.6	0.7	4.3	4.6	54.2	58.8	8.4	151.7	160.1
Premiums ceded	(196.1)	(757.6)	(953.7)	(200.6)	(699.6)	(900.2)	(151.0)	(14.0)	(165.0)
Net earned premiums	$5.5	$—	$5.5	$17.7	$162.6	$180.3	$66.8	$980.7	$1,047.5
Direct policyholder benefits	$413.6	$439.5	$853.1	$695.8	$546.9	$1,242.7	$414.5	$550.0	$964.5
Policyholder benefits assumed	13.4	—	13.4	15.5	25.6	41.1	18.3	147.2	165.5
Policyholder benefits ceded	(372.3)	(435.6)	(807.9)	(672.2)	(458.9)	(1,131.1)	(373.6)	(6.8)	(380.4)
Net policyholder benefits	$54.7	$3.9	$58.6	$39.1	$113.6	$152.7	$59.2	$690.4	$749.6

The Company had $423.7 million and $466.1 million, respectively, of invested assets held in trusts or by custodians as of December 31, 2017 and 2016, respectively, for the benefit of others related to certain reinsurance arrangements.
The Company utilizes ceded reinsurance primarily for loss protection and capital management and business dispositions.
Business Divestitures
As referenced in Note 1, the Company has used reinsurance to exit certain businesses, including for the disposals of AEB, FFG and LTC.

If these reinsurers became insolvent, we would be exposed to the risk that the assets in the trusts and/or the separate accounts would be insufficient to support the liabilities that would revert back to us. The following table presents the reinsurance recoverable from Sun Life, The Hartford, John Hancock and other reinsurers as of December 31, 2017 and 2016.

Reinsurer	December 31, 2017	December 31, 2016
John Hancock	$1,952.7	$1,908.2
Sun Life	851.9	1,025.0
The Hartford	549.6	558.3
Other reinsurers	70.3	73.5
Total	$3,424.5	$3,565.0

The largest risk is with John Hancock. As of December 31, 2017 there is $1.95 billion held in trust to support the coinsurance arrangement. If the value of the assets in this trust falls below the value of the associated liabilities, John Hancock will be required to put more assets in the trust.
The reinsurance agreement associated with the FFG sale also stipulates that The Hartford contribute funds to increase the value of the separate account assets relating to annuity business sold if such value declines below the value of the associated liabilities. If The Hartford fails to fulfill these obligations, the Company will be obligated to make these payments.
In addition, the Company would be responsible for administering this business in the event of reinsurer insolvency. We do not currently have the administrative systems and capabilities to process this business. Accordingly, we would need to obtain those capabilities in the event of an insolvency of one or more of the reinsurers of these businesses. We might be forced to obtain such capabilities on unfavorable terms with a resulting material adverse effect on our results of operations and financial condition.
As of December 31, 2017, we were not aware of any regulatory actions taken with respect to the solvency of the insurance subsidiaries of Sun Life, The Hartford or John Hancock that reinsure the AEB, FFG and LTC businesses, and the Company has not been obligated to fulfill any of such reinsurers' obligations.
Sun Life, John Hancock and The Hartford have paid their obligations when due and there have been no disputes.